TENTH AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS TENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is dated June 28, 2001 and entered into by and among MMI PRODUCTS, INC., a Delaware corporation ("Borrower"), FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor by merger to Fleet Capital Corporation, a Connecticut corporation, formerly known as Shawmut Capital Corporation, a Connecticut corporation, successor in interest by assignment to Barclays Business Credit, Inc., a Connecticut corporation ("Fleet"), and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Transamerica" and, collectively with Fleet, "Lenders") and Fleet, as collateral agent for Lenders ("Collateral Agent").

A. Borrower, Lenders and Collateral Agent have entered into that certain Amended and Restated Loan and Security Agreement, dated as of December 13, 1996, as amended by (i) that certain First Amendment to Amended and Restated Loan and Security Agreement, dated as of April 15, 1997, (ii) that certain Second Amendment to Amended and Restated Loan and Security Agreement, dated as of June 11, 1997, (iii) that certain Third Amendment to Amended and Restated Loan and Security Agreement, dated as of February 18, 1998, (iv) that certain Fourth Amendment to Amended and Restated Loan and Security Agreement, dated as of April 14, 1998, (v) that certain Fifth Amendment to Amended and Restated Loan and Security Agreement, dated as of October 6, 1998, (vi) that certain Sixth Amendment to Loan and Security Agreement, dated as of November 12, 1999, (vii) that certain Seventh Amendment to Loan and Security Agreement, dated as of February 3, 2000, (viii) that certain Eighth Amendment to Loan and Security Agreement, dated as of August 31, 2000 and (ix) that certain Ninth Amendment to Loan and Security Agreement, dated as of March 1, 2001 (as amended, the "Loan Agreement").

B. Prior to the date hereof, Borrower has issued $150,000,000 of its 11.25% Senior Subordinated Notes pursuant to that certain Indenture dated as of April 16, 1997, by and between Borrower and U.S. Trust Company of Texas, N.A., as amended by that certain First Amendment to Indenture dated as of February 12, 1999.

C. Borrower desires to issue up to $50,000,000 of Senior Subordinated Notes due 2007 (the "2001 Senior Subordinated Notes") substantially on the terms described in that certain Offering Memorandum dated June 28, 2001, furnished by Borrower to Lenders.

D. Borrower, Lenders and Collateral Agent desire to amend the Loan Agreement and the Other Agreements to acknowledge and consent to the issuance of the 2001 Senior Subordinated Notes and to allow and provide for certain other matters, all as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

Definitions

1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

Amendments

2.01 Amendment to Section 1.1 of the Loan Agreement; Amendment of Certain Definitions. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, the following definitions contained in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

"2001 Senior Subordinated Notes - means the Senior Subordinated Notes due 2007 to be issued by Borrower substantially on the terms described in that certain Offering Memorandum dated June 28, 2001, furnished by Borrower to Lenders."

"CitiVent Group - means, collectively, CitiVent, CCT Partners VI, L.P. and Court Square Capital, Ltd., and any of their respective affiliates."

"Exchange - means the exchange of all or a portion of the 2001 Senior Subordinated Notes, on a par-for-par basis, for Existing Senior Subordinated Notes and the Interest Rate Differential Payment."

"Existing Senior Subordinated Notes - means (a) the 11.25% Senior Subordinated Notes due 2007 issued by Borrower pursuant to that certain Indenture by and between Borrower, as Issuer, and U.S. Trust Company of Texas, N.A., as Trustee, dated as of April 16, 1997, as amended by that certain First Amendment to Indenture dated as of February 12, 1999 and (b) the 11.25% Senior Subordinated Notes due 2007 to be issued by Borrower pursuant to that certain Indenture by and between Borrower, as Issuer, and U.S. Trust Company of Texas, N.A., as Trustee, dated as of April 16, 1997, as amended by that certain First Amendment to Indenture dated as of February 12, 1999 upon consummation of the Exchange."

"Interest Rate Differential Payment - means that certain cash payment to be paid by Borrower to the holders of the 2001 Senior Subordinated Notes upon consummation of the Exchange, which cash payment shall (i) not exceed $3,500,000 (ii) compensate the holders of the 2001 Senior Subordinated Notes for the present value of the difference between the remaining interest payments on the 2001 Senior Subordinated Notes from the date the Exchange is consummated through their maturity and the remaining interest payments on the Existing Senior Subordinated Notes which are to be received by the holders of the 2001 Senior Subordinated Notes in connection with the Exchange from the date the Exchange is consummated through their maturity."

"Senior Subordinated Notes - means up to $200,000,000 in the aggregate of Existing Senior Subordinated Notes and 2001 Senior Subordinated Notes at any time outstanding; provided, however, that the aggregate amount of 2001 Senior Subordinated Notes at any time outstanding shall not exceed $50,000,000."

ARTICLE III

Conditions Precedent

3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lenders:

(a) Collateral Agent shall have received on behalf of the Lenders:

(i) this Amendment, duly executed by Borrower;

(ii) a consent, ratification and release executed by Guarantor, in form and substance satisfactory to Lenders; and

(iii) such additional documents, instruments and information as Collateral Agent, Lenders or their legal counsel may request.

(b) The representations and warranties contained herein and in the Loan Agreement and the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

(c) No Default or Event of Default shall have occurred and be continuing, unless such Event of Default has been specifically waived in writing by Lenders; and

(d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Collateral Agent, Lenders and their legal counsel.

ARTICLE IV

Limited Waiver

4.01 By execution of this Amendment, Collateral Agent and Lenders hereby consent to Borrower's issuance of the 2001 Senior Subordinated Notes, the payment of the Interest Rate Differential Payment and the issuance of the Existing Senior Subordinated Notes in connection with the Exchange and hereby waive any Default or Event of Default that would otherwise occur under Section 9.2(H) of the Loan Agreement solely by reason of Borrower's payment of the Interest Rate Differential Payment; provided, however, that Borrower shall be permitted to make the Interest Rate Differential Payment only if no Default or Event of Default has occurred and is existing under the Loan Agreement at the time such payment is to be made or would otherwise occur and be existing as a result of making such payment. Except as otherwise specifically provided for in this Section 4.01, nothing contained herein shall be construed as a waiver by Collateral Agent or Lenders of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment, or of any other contract or instrument between Borrower, Collateral Agent and/or Lenders, and the failure of Collateral Agent or Lenders at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Collateral Agent or Lenders to thereafter demand strict compliance therewith. Collateral Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument between Borrower, Collateral Agent and Lenders.

ARTICLE V

Ratifications, Representations and Warranties

5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Borrower, Collateral Agent and Lenders agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02 Representations and Warranties. Borrower hereby represents and warrants to Collateral Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Collateral Agent and Lenders; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; and (e) Borrower has not amended its Certificate Incorporation or its Bylaws since March 1, 2001.

ARTICLE VI

Miscellaneous Provisions

6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Collateral Agent or Lenders or any closing shall affect the representations and warranties or the right of Collateral Agent or Lenders to rely upon them.

6.02 Reference to Loan Agreement. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

6.03 Expenses of Collateral Agent and Lenders. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Collateral Agent and Lenders in connection with the preparation, negotiation, and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Collateral Agent's and Lenders' legal counsel, and all costs and expenses incurred by Collateral Agent and Lenders in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without limitation, the costs and fees of Collateral Agent's and Lenders' legal counsel.

6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Collateral Agent, Lenders and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Collateral Agent.

6.06 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07 Effect of Waiver. No consent or waiver, express or implied, by Collateral Agent or Lenders to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

6.10 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM COLLATERAL AGENT OR LENDERS. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES COLLATERAL AGENT AND LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST COLLATERAL AGENT AND/OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

6.11 Final Agreement. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND MAJORITY LENDERS.

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IN WITNESS WHEREOF, this Amendment has been executed on the date first above-written, to be effective upon satisfaction of the conditions set forth herein.

BORROWER:
MMI PRODUCTS, INC.
By: /s/ Robert N. Tenczar
Robert N. Tenczar, Chief Financial Officer

LENDERS:
FLEET CAPITAL CORPORATION
By: /s/ Joy L. Bartholomew
Joy L. Bartholomew, Senior Vice President

TRANSAMERICA BUSINESS
CREDIT CORPORATION
By: /s/ Teresa B. Gerlach
Name: Teresa Britt Gerlach
Title: Vice President

COLLATERAL AGENT:
FLEET CAPITAL CORPORATION
By: /s/ Joy L. Bartholomew
Joy L. Bartholomew, Senior Vice President

CONSENT, RATIFICATION AND RELEASE

The undersigned, hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of its guaranty agreement, and acknowledges that its guaranty agreement is in full force and effect, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such document, that its consent is not required to the effectiveness of the within and foregoing document, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, or any of the Other Agreements. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES COLLATERAL AGENT AND LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST COLLATERAL AGENT OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

GUARANTOR:
MERCHANTS METALS HOLDING COMPANY
By: /s/ Robert N. Tenczar
Name: Robert N. Tenczar
Title: Vice President- Finance